UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2012

RESOLUTE FOREST PRODUCTS INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Resolute Forest Products Inc. 111 Duke Street, Suite 5000 Montreal, Quebec, Canada	H3C 2M1
(Address of principal executive offices)	(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On June 13, 2012, Resolute Forest Products Inc. (“Resolute”) issued a press release announcing a second step arrangement agreement between RFP Acquisition Inc., a wholly-owned subsidiary of Resolute, and Fibrek Inc., an indirect majority-owned subsidiary, pursuant to which RFP Acquisition Inc. and Fibrek Inc. would amalgamate to form a new corporation, wholly-owned by Resolute. A copy of the press release is attached as exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any Company filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Exhibit Description

99.1	Resolute Forest Products press release dated June 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

By:	/s/ Jacques P. Vachon
Name: Jacques P. Vachon
Title: Senior Vice President, Corporate Affairs and Chief Legal Officer

Dated: June 13, 2012

Index of Exhibits

Exhibit Number	Exhibit Description

99.1	Resolute Forest Products press release dated June 13, 2012